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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             SEPTEMBER 25, 1996
- --------------------------------------------------------------------------------
                              (DATE OF REPORT)



                        MAGAININ PHARMACEUTICALS INC.
- --------------------------------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                          0-19651              13-3445668
- --------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION OF          (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)           FILE NUMBER)           ID NO.)


    5110 CAMPUS DRIVE
    PLYMOUTH MEETING, PENNSYLVANIA                                 19462
- --------------------------------------------------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



                               (610) 941-4020
- --------------------------------------------------------------------------------
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                               NOT APPLICABLE
- --------------------------------------------------------------------------------
            (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                        IF CHANGED SINCE LAST REPORT)





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ITEM 5.          OTHER EVENTS.

                 On September 25, 1996, the Registrant announced by press release (the "Press Release") the successful results of its initial, pivotal phase III clinical trial of MSI-78, a topical anti-infective for the treatment of infection in diabetic foot ulcers.

                 The Registrant hereby incorporates by reference the Press Release, which is attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired:  None

         (b)     Pro Forma Financial Information:  None

         (c)     Exhibits:

                 99.1     Press Release, dated September 25, 1996.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MAGAININ PHARMACEUTICALS INC.


Date:  September 25, 1996                   By:/s/ Michael R. Dougherty
                                               --------------------------------
                                               Michael R. Dougherty
                                               Executive Vice President and
                                               Chief Financial Officer






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                                 EXHIBIT INDEX



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
Exhibit                                                                               Page
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
 99.1            Press Release dated September 25, 1996
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